UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: July 14, 2011)

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22165
Houston, Texas 77227-2165
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 12, 2011, the first of two planned wells on block CPO-4 was spudded.  CPO-4 is a 345,592 acre block located in the Llanos Basin of Colombia.  Gulf United Energy (the “Company”) has acquired a 12.5% working interest in Block CPO-4, subject to regulatory approval.  The Company is in the process of obtaining the necessary regulatory approvals, and does not believe there will be any major obstacles in finalizing the assignment of the working interest to the Company.  Additionally, the Company is working to obtain the requisite regulatory approvals that are required as a condition to the assignment of a 40% working interest in block Z-46 Peru.  Management believes, based on discussions with local Peruvian counsel, that the regulatory approvals could be received earlier than expected.  Block Z-46 is a 2,803,411 acre offshore block in the Trujillo Basin of northern Peru.

Disclosures in this Form 8-K may contain forward-looking statements relating to anticipated or expected events, activities, trends or results.  Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this release include, without limitation, the Company’s expectations of the oil initially in place, drilling schedules and success rates, the reliability of 2D and 3D data, resource information and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business, and it should not be assumed that these reserves are proven recoverable as defined by SEC guidelines or that actual drilling results will prove these statements to be correct. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this Form 8-K speak only as of the date of this Form 8-K, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this release. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 14, 2011

GULF UNITED ENERGY, INC.

By:	/S/ JOHN B. CONNALLY III
John B. Connally III, Chief Executive Officer